SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of report (Date of earliest event reported):
                                   May 6, 1999


                              THE FINOVA GROUP INC.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)



    Delaware                         1-11011                      86-0695381
---------------                  ----------------             ----------------
(State or Other                  (Commission File             (I.R.S. Employer
Jurisdiction of                       Number)                Identification No.)
 Incorporation)




    P.O. Box 2209, Phoenix, Arizona                               85002-2209
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)



                                 (602) 207-1019
                         ------------------------------
                         (Registrant's telephone number)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

         On May 6, 1999, The FINOVA Group Inc. announced revenues, net income and selected financial data and ratios for the first quarter ended March 31, 1999 (unaudited).


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits


             Exhibit Number        Description
             --------------        -----------

                  99.1 Press Release, dated May 6, 1999 issued by The FINOVA Group Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE FINOVA GROUP INC.


                                    By: /s/ Bruno A. Marszowski
                                       ------------------------------------
                                       Bruno A. Marszowski
                                       Senior  Vice-President  - Controller  and
                                       Chief Financial Officer
                                       Principal Accounting Officer


Dated:  May 6, 1999

                                  EXHIBIT INDEX


      Exhibit Number              Description
      --------------              -----------

           99.1              Press Release, dated May 6, 1999 issued by
                             The FINOVA Group Inc.